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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): October 30, 2000


        CWMBS, INC., (as depositor under the Trust Agreement, dated as of October 30, 2000, providing for the issuance of the CWMBS, INC., Resecuritization Mortgage Trust Series 2000-7R , Mortgage Resecuritization Certificates, Series 2000-7R).


                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)


          Delaware                    333-72655               95-4596514
          --------                    ---------               ----------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
      of Incorporation               File Number           Identification No.)



           4500 Park Granada
           Calabasas, California                                 91302
         -------------------------                            ----------
           (Address of Principal                              (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
                                                   ----- --------

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Item 5.  Other Events.
         ------------

     On October 30, 2000, CWMBS, Inc. (the "Company") entered into a Trust Agreement dated as of October 30, 2000 (the "Trust Agreement"), by and among the Company, as depositor, Countrywide Securities Corporation ("CSC") as underlying certificate seller, and State Street Bank and Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's Resecuritization Mortgage Certificates, Series 2000-7R. The Trust Agreement is annexed hereto as Exhibit 99.1.

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Item 7.       Financial Statements, Pro Forma Financial
              -----------------------------------------
              Information and Exhibits.
              ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1. The Trust Agreement, dated as of October 30, 2000, by and among the Company, CSC and the Trustee.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CWMBS, INC.



                                  By: /s/ Celia Coulter
                                      ----------------------------------
                                      Celia Coulter
                                      Vice President



Dated: November 6, 2000

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                                 Exhibit Index
                                 -------------



Exhibit                                                                 Page
-------                                                                 ----

99.1.     Trust Agreement,
          dated as of October 30, 2000, by
          and among, the Company, CSC
          and the Trustee.                                                 6




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                                 Exhibit 99.1
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